EATON VANCE GLOBAL GROWTH FUND EATON VANCE MULTI-CAP GROWTH FUND Supplement to Prospectus dated January 1, 2010

1.   The following replaces "Portfolio Managers" under "Management" in "Fund Summaries - Eaton Vance Global Growth Fund":

Portfolio Managers

Kwang Kim, Gerald I. Moore and G. R. Nelson, Vice Presidents of BMR, have managed a portion of the Portfolio since 2010. The portion of the Portfolio managed by Messrs. Kim, Moore and Nelson invests primarily in securities issued or traded in North America.

Edward R. Allen, III and Thomas N. Hunt, III, Senior Partners at Eagle, have managed a portion of the Portfolio since 2006. The portion of the Portfolio managed by Mr. Allen and Mr. Hunt invests primarily in foreign securities, including foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market.

2.   The following replaces "Portfolio Manager" under "Management" in "Fund Summaries - Eaton Vance Multi-Cap Growth Fund":

Portfolio Managers

Kwang Kim, Vice President of BMR, has managed the Portfolio since 2010.

Gerald I. Moore, Vice President of BMR, has managed the Portfolio since 2010.

G. R. Nelson, Vice President of BMR, has managed the Portfolio since 2010.

3.    The following replaces the second paragraph under "Management and Organization":

Kwang Kim, Gerald I. Moore, G. R. Nelson, Edward R. Allen, III and Thomas N. Hunt, III are the portfolio managers of Global Growth Portfolio (Messrs. Kim, Moore and Nelson since November 2010 and Messrs. Allen and Hunt since 2006), and Messrs. Kim, Moore and Nelson are portfolio managers of Multi-Cap Growth Portfolio (since November 2010). Messrs. Kim and Nelson are Vice Presidents of Eaton Vance and BMR and have been analysts at Eaton Vance for more than five years. Mr. Moore joined Eaton Vance in November 2010 and is currently a Vice President of Eaton Vance and BMR. Prior to joining Eaton Vance, Mr. Moore was Managing Director/Senior Portfolio Manager (2007-2010) and Senior Vice President/Senior Portfolio Manager (2002-2006) at Putnam Investments. Messrs. Allen and Hunt are senior partners at Eagle, have been employed by Eagle for more than five years and manage other Eaton Vance portfolios.

November 1, 2010	4863-11/10	GGFPS1

EATON VANCE GLOBAL GROWTH FUND EATON VANCE MULTI-CAP GROWTH FUND

Supplement to Statement of Additional Information dated January 1, 2010

The following replaces "Portfolio Manager." under "Investment Advisory and Administrative Services":

Portfolio Managers. The portfolio managers (each referred to as a "portfolio manager") are listed below. Messrs. Allen and Hunt manage other investment companies and/or investment accounts in addition to Global Growth Portfolio. The following table shows, as of August 31, 2010, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of	Total Assets of	Number of Accounts	Total Assets of Accounts
	All Accounts	All Accounts	Paying a Performance Fee	Paying a Performance Fee

Kwang Kim*
Registered Investment Companies	0	$ 0	0	$0
Other Pooled Investment Vehicles	0	$ 0	0	$0
Other Accounts	0	$ 0	0	$0

Gerald I. Moore*
Registered Investment Companies	0	$ 0	0	$0
Other Pooled Investment Vehicles	0	$ 0	0	$0
Other Accounts	0	$ 0	0	$0

G. R. Nelson*
Registered Investment Companies	0	$ 0	0	$0
Other Pooled Investment Vehicles	0	$ 0	0	$0
Other Accounts	0	$ 0	0	$0

Edward R. Allen, III
Registered Investment Companies	4	$ 268.7	0	$0
Other Pooled Investment Vehicles	3	$ 73.0	0	$0
Other Accounts	918	$1,601.4	0	$0

Thomas N. Hunt, III
Registered Investment Companies	4	$ 268.7	0	$0
Other Pooled Investment Vehicles	3	$ 73.0	0	$0
Other Accounts	918	$1,601.4	0	$0

*	Messrs. Kim, Moore and Nelson became portfolio managers of the Portfolio on November 1, 2010.

The following table shows the dollar range of shares beneficially owned of each Fund by its portfolio managers as of each Fund’s most recent fiscal year ended August 31, 2010 and in all Eaton Vance Funds as of December 31, 2009. Interests in a Portfolio cannot be purchased by a portfolio manager.

Aggregate Dollar Range of Equity
	Dollar Range of Equity Securities	Securities Owned in all Registered Funds in
Fund Name and Portfolio Manager	Owned in the Fund	the Eaton Vance Family of Funds

Global Growth Fund
Kwang Kim	None	$100,001 - $500,000
Gerald I. Moore	None	$0
G. R. Nelson	None	$100,001 - $500,000
Edward R. Allen, III	None	$500,001 - $1,000,000
Thomas N. Hunt, III	None	$50,001 - $100,000

Multi-Cap Growth Fund
Kwang Kim	None	$100,001 - $500,000
Gerald I. Moore	None	$0
G. R. Nelson	None	$100,001 - $500,000

It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of a Portfolio’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among a Portfolio and other accounts he advises. In addition, due to differences in the investment strategies or restrictions between a Portfolio and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Portfolio. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons. The investment adviser and sub-adviser have adopted several policies and procedures designed to address these potential conflicts including: a code of ethics; and policies which govern the investment adviser’s and sub-adviser’s trading practices, including among other things the aggregatation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

November 1, 2010